UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 5, 2017

EXPEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2017, Courtnee Chun was elected to the Board of Directors (the “Board”) of Expedia, Inc. (“Expedia”), succeeding Dr. John C. Malone, who tendered his resignation as a member of the Board to be effective immediately prior to the election of a Liberty Expedia Holdings, Inc. (“Liberty Expedia Holdings”) designee to fill the vacancy created by his resignation.
Pursuant to an Amended and Restated Governance Agreement, by and among Expedia, Liberty Interactive Corporation and Mr. Barry Diller, dated as of December 20, 2011, which was assigned to Liberty Expedia Holdings on November 4, 2016, Liberty Expedia Holdings, a stockholder of Expedia, currently has the contractual right to nominate three directors for election to the Board, so long as certain stock ownership requirements are satisfied. Liberty Expedia Holdings designated Ms. Chun as one such nominee, along with currently serving Liberty Expedia Holdings nominees Pamela L. Coe and Christopher W. Shean.
Ms. Chun has served as Senior Vice President of Investor Relations for Liberty Interactive Corporation and Liberty Media Corporation (“Liberty Media”), and has served as a director of HSN, Inc. since May 2013. Prior to joining Liberty Media in 2008, Ms. Chun held executive level positions at Level 3 and New Global Telecom, Inc. (“New Global”), where she served as Chief Financial Officer. Prior to New Global, Ms. Chun gained extensive transaction experience in mergers and acquisitions and the financial markets at FirstWorld Communications and at J.P. Morgan. Ms. Chun currently serves on the board of advisors for ACE Scholarships Colorado.
Ms. Chun will be compensated in accordance with Expedia’s standard compensation policies and practices for the Board, the components of which were disclosed in Expedia’s Proxy Statement for its 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on May 1, 2017. Ms. Chun has not been appointed to serve as a member of any committee of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Date: December 6, 2017